NOTE 6 - EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Table Text Block]
	December 31, 2012	December 31, 2011

Computer equipment under capital lease	$223,683	$223,683
Nexus computer equipment under capital lease	42,023	42,023

Total Equipment	265,706	265,706
Less accumulated depreciation	(188,165)	(99,596)

Equipment – net	$77,541	$166,110